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                                                                    EXHIBIT 21.1


                             BUCKEYE PARTNERS, L.P.
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2003




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
                                                                                          JURISDICTION OF
                                         SUBSIDIARY                                        ORGANIZATION
                                         ----------                                        ------------

       Buckeye Pipe Line Company, L.P. (99% owned).................................          Delaware
       Buckeye Pipe Line Holdings, L.P. (99% owned)................................          Delaware
       Everglades Pipe Line Company, L.P. (99% owned)..............................          Delaware
       Laurel Pipe Line Company, L.P. (99% owned)..................................          Delaware
       Buckeye Terminals, LLC (99% owned)..........................................          Delaware
       Norco Pipe Line Company, LLC (99% owned)....................................          Delaware
       Buckeye Gulf Coast Pipe Lines, L.P. (99% owned).............................          Delaware
       Buckeye Gulf Coast Holdings I, LLC (99% owned)..............................          Delaware
       Buckeye Gulf Coast Holdings II, LLC (99% owned).............................          Delaware
       Buckeye Products Pipe Line, L.P. (63% owned)................................          Delaware
       Gulf Coast Pipe Line, L.P. (63% owned)......................................          Delaware
       Gulf Coast/Products GP Holding LLC (99% owned)..............................          Delaware
       Gulf Coast/Products Holding L.P. (99% owned)................................          Delaware
       Buckeye Telecom, L.P. (99% owned)...........................................          Delaware
       Buckeye Pipe Line Co. of Michigan, L.P. (97.10% owned)......................          Delaware
       WesPac Pipelines LLC (74.25% owned).........................................          Delaware
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